SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2005

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

8875 Aero Drive, Suite 200
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

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Item 1.01.             Entry into a Material Definitive Agreement

        On March 1, 2005, the Compensation Committee (“Committee”) of the Board of Directors (the “Board”) of Encore Capital Group, Inc. (the “Company”) approved the following executive compensation arrangements:

2004 Key Contributor Plan

        The Compensation Committee approved performance plan awards for the executive officers based on the Company’s achievement of certain financial goals for the year ended December 31, 2004. The performance factors and weightings for 2004 under the 2004 Key Contributor Plan were: Net Collections Retained, 40%; Operating Cash, 50%; and Net Income, 10%.

        Based on the Company’s performance during 2004 the Compensation Committee approved the following payments under the 2004 Key Contributor Plan to the executive officers:

Carl C. Gregory, III	$578,813
J. Brandon Black	413,438
Barry R. Barkley	413,438
John Treiman	125,000
Robin R. Pruitt	120,000
Alison James	120,000
George Brooker	105,000
Paul Grinberg	75,000
Anna Hansen	75,000

Salary Adjustments for Certain Executive Officers

        The Compensation Committee approved the following salaries for the executive officers of the Company, effective March 1, 2005:

Carl C. Gregory, III	$397,451
J. Brandon Black	300,000
Barry R. Barkley	286,650
Paul Grinberg	250,000
Robin R. Pruitt	218,400
John Treiman	207,480
Anna Hansen	200,000
Alison James	177,320
George Brooker	144,375

Nonqualified Deferred Compensation Plan

        The Compensation Committee approved the following contributions to the Company’s Nonqualified Deferred Compensation Plan on behalf of the executive officers. The awards vest on the following schedule: Subject to continued employment with the Company and continued satisfactory performance, the contributions vest as follows: 30% vests after one year, 30% vests after two years, and the remaining 40% vests after three years.

Carl C. Gregory, III	$0
J. Brandon Black	0
Barry R. Barkley	0
Anna Hansen	0
John Treiman	35,000
Robin R. Pruitt	35,000
Alison James	35,000
George Brooker	30,000
Paul Grinberg	100,000

Item 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On March 3, 2005, Robert M. Whyte and Neville Katz each notified the Company that he would be retiring from the Board as of the date of the Company’s 2005 annual meeting of stockholders expected to be held in May 2005 and thus, would not stand for reelection to the Board at such time.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On March 1, 2005, the Board of Directors adopted amended and restated Bylaws of the Company to reflect recent corporate officer changes and certain corporate governance measures. A copy of the amended and restated Bylaws was attached as Exhibit 3.01 to the Company’s Current Report on Form 8-K filed on March 3, 2005.

Item 9.01            Financial Statements and Exhibits.

(c) Exhibits

3.1	Bylaws, as amended (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on March 3, 2005).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: March 7, 2005	By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

      Exhibit                Description

3.1	Bylaws, as amended (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on March 3, 2005).

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